Exhibit 77Q1(e)(1) to ACAAP 01.31.2012 NSAR

Management Agreement between American Century Asset Allocation Portfolios, Inc. and American Century Investment Management, Inc., effective as of March 30, 2011, filed as Exhibit d3 to Post-Effective Amendment No. 16 to the Registration Statement of the Registrant filed on Form N-1A on March 30, 2011, File No. 333-116351, and incorporated herein by reference.